EXHIBIT 99.2
Global Presence / Local Knowledge
2010 First Quarter Earnings Call & Update
May 6, 2010

2

Safe Harbor
During the course of this call, the company will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, fluctuations in quarterly and annual operating results, the volatility and cyclicality of various industries that the company serves and the impact of the current economic crisis and other risks described in TTM’s most recent
SEC filings. The company assumes no obligation to update the information provided in this conference call.
The company also will present non-GAAP financial information in this call. For a reconciliation of TTM’s non-GAAP financial information to the equivalent measures under
GAAP, please refer to the company’s press release, which was filed with the SEC and which is posted on TTM’s website.

Global Presence / Local Knowledge

Q1 Overview
Kent Alder, CEO & President

4
Strategic Overview

 A stronger, world-class PCB
 manufacturer with the scale,
 production capabilities,
 market breadth and
 expanded customer service
 ability to lead in today’s
 competitive global PCB
 marketplace.
Restructuring
largely complete
Combination with
Meadville complete

5

Q1 2010 Highlights
1) Gross margin improved from 18.5 percent to 19.5 percent
 – Revenue of $138.2 million came in at the upper end of guidance range
 – 2009 strategic restructuring working as planned
2) Cash generation of $7.2 million in the quarter
 – Cash and cash equivalents, restricted cash and short term investments increased from $215.7 million in the fourth quarter to $222.9 million in the first quarter
3) Improved market conditions
 – Commercial market supported firmer pricing especially in quick-turn
 – Aerospace & Defense pricing higher due to product mix

$ in millions
Q1 2010 Segment Results

7

Q1 2010 End Market Update
• Aerospace & Defense
 – Broad base of diverse programs provide stability
 and growth
 – Second quarter forecast stable
• Networking/Communications
 – Percentages down due to increased orders
 shipped at the end of Q4
 – Second quarter forecast up due to more normal
 ordering patterns and end market strength
End Market	4Q09	1Q10
Aerospace & Defense	42%	42%
Networking / Communications	38%	33%
Computing / Storage / Peripherals	10%	13%
Medical / Industrial / Instrument / Other	10%	12%
End Markets
• Medical / Industrial / Instrumentation / Other
 – Increased on overall segment strength led by Medical and Instrumentation
 – Second quarter up on continued broad based strength
• Computing / Storage / Peripherals
 – Improvement due to increased orders from a large server and storage customer
 – Sustain first quarter revenue level in the second quarter

8

Q1 2010 Customer & Order Update
Top 5 1Q10	31%	BAE, Cisco, Hamilton Sundstrand, Huawei, Raytheon
Top 5 4Q09	34%	Cisco, Huawei, Juniper Networks, Northrop Grumman, Raytheon
Top 5 OEM Customers
alphabetical order
Commercial	5 - 10 weeks	6 - 10 weeks	Stable
Aerospace & Defense	5 - 8 weeks*	5 - 8 weeks*	Stable
Lead Times
4Q09
1Q10
* Some A&D products require 14-20 weeks lead time
TTM and IPC Book to Bill
Status
• No single customer represented 10 percent or more
 of sales during 4Q09 and 1Q10
TTM	1.05	1.08	1.12
IPC	1.06	1.09	1.10
4Q09
1Q10
3Q09
• Stable to slightly longer lead time at commercial
 plants
• Lead time unchanged for Aerospace & Defense plants
• Strong book to bill reflects improving market
 conditions

Global Presence / Local Knowledge

Financial Overview
Steve Richards, CFO

10

Income Statement - Q1 vs. Q4

11

Non-GAAP Results - Q1 vs. Q4
1 Non-GAAP net income & EPS, EDITDA and adjusted EBITDA in this slide are defined in our 1Q 2010 press release

Global Presence / Local Knowledge

Meadville Update

Aerospace /
Defense
• No. 1 North American
 supplier
• Rigid Flex and specialty
 PCB products
• Backplane and
 subassembly
Time
• Dedicated ultra-short
 lead time capability
 (<24 hours available)
• Dedicated, highly
 flexible, ramp-to-
 volume production in
 <10 days
• High-mix complex
 technology production
 with standard
 delivery
Financial Strength
• Focus on operational
 excellence
• Superior asset management
 and strong balance sheet
• Strong cash flow generation
• Successful integration of
 strategic acquisitions
Technology
• High performance,
 technologically complex
 PCBs
• Advanced manufacturing
 processes & technology
 expertise
• Industry-leading average
 layer count of 20+ at
 Chippewa Falls facility
Industry-Leading
Execution and
Financial Results
Global Presence -
Asian Capacity
• High volume capability
• Capture incremental business
 from existing customers
• Seamless transition of prototype
 to volume production
• Footprint to supply growing
 Asian demand
 • Established financial model with
 leading growth and margin profile
 • Excellent management team with
 extensive China manufacturing
 expertise
 • Strong cultural fit - with similar
 business philosophies
 • Advanced technology capabilities -
 best fit with TTM
 • Specialized facility strategy
 • Complementary customer base
 consisting of Tier 1 OEMs
 • Diversified end-market mix
 • Cost effective platform with
 significant China manufacturing
 capacity
TTM’s Asian M&A Criteria
Meadville
PCB Position
TTM Strategy

R&D
Growth
Maturity
NPI
Total Solution Capabilities
• Engineering support
• Prototype
• Low volume / High mix
• Medium volume / Ramp
• Volume production
Product Life Cycle
Advanced
Technology &
Service Excellence
Total Customer Solution

Organization Structure
TTM Corporate
Headquarters
Santa Ana, CA U.S.A.
U.S. / Shanghai
Assembly Business
(1 plant in U.S.,
1 plant in China)
U.S. PCB
Business
(6 plants in U.S.)
Asian PCB
Business
(7 plants in China,
1 plant in Hong Kong)
Existing TTM
management team
Existing Meadville
management team

Revenue
by
 End-Market
TTM
Pro Forma
Meadville PCB
TTM
Pro Forma
Meadville PCB
Source: Company filings. Revenue for the calendar year 2009 period
The combination creates a leading global manufacturer with a highly diversified revenue mix
Notes:
 Americas includes United States, Canada, Central and South America. Greater China includes China, Hong Kong and Taiwan. Asia includes Asian countries excluding Greater China
 EMEA includes Europe, Middle East and Africa
Diversifying Revenue Base
 Revenue
 by
 Geography

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Accretion and Synergies
 Accretion estimate
 • Transaction expected to be accretive in the third quarter of 2010
 Revenue synergies
 • Qualification process varies by customer
 • Asian facilities ran at 75 to 95 percent of capacity in the first quarter
 • Expanding capacity to accommodate growth
 • 2010 potential from “simple qualification” customers
 • Targeting “comprehensive qualification” customers for late 2010 and 2011
 Cost synergies
 • Minimal duplicative public company costs
 • Better negotiations on direct materials due to larger scale of combined operations
 • Transfer of best practices

Update on Board & Stockholders
• Ownership of shares
 – 36.3 million shares issued: 26.2 million to Tang family and 10.1 million to minority shareholders
 – Meadville’s minority investors request to sell approximately 1.3 million shares of TTM stock
 – Tang family, TTM’s largest minority shareholder, to retain 33 to 35 percent stake in TTM
• Trading restrictions
 – Tang family agreement prohibits sale of shares for 18 months; credit agreement requires Tangs to hold 20 percent stake in TTM
• Expansion of board
 – Addition of Tom Tang, Managing Director of Asia Pacific Region
 – Three new Government Security Committee members

19

2009 Pro Forma Combined Income Statement
1 Pro forma adjustments are disclosed in the Form 8-K/A filed with the SEC on April 26, 2010

Transaction Summary
• Final purchase price
 – $114 million in cash
 – 36.3 million shares of TTM stock
 • Closing market value of $329 million assuming closing market price of $9.06 per share on April 8, 2010
 – Assumed $433 million of Meadville debt
 – Total: $876 million
• EBITDA multiple
 – $876 million / $114.6 million adjusted EBITDA = 7.6 implied multiple
• Leverage ratio
 – Including TTM’s convertible debt of $175 million, initial leverage ratio is about 3.3 times combined 2009 EBITDA
 – Goal is to be under 3 times EBITDA within first year following deal close

21

First Quarter Review - Meadville
• Performance updates
 – Revenue was $159 million in the first quarter. Forecasting higher revenue in the second quarter
 – Material costs increasing - negotiating price increases with customers to offset
 – Book to bill for the first quarter was strong at 1.2
• End markets
 – In general, end markets remained steady with fourth quarter 2009 as a percent of sales
 – The Computing end market benefited from a new product launch by a major customer
• Capacity expansion
 – Planned enhancements to physical plant capacity are in progress and should be production ready by third quarter 2010
 – This increase in overall capacity is anticipated to raise quarterly revenue by 10 to 14 percent by first quarter 2011

22

Q2 2010 Guidance
Revenue	$290 - $310
GAAP EPS	$0.03 - $0.12
Non-GAAP EPS	$0.16 - $0.25
($millions)
EPS based on approximately 76.5 million shares
• U.S. revenue expected to rise by 5 percent at plants with commercial focus and remain steady at Aerospace/Defense plants; Backplane Assembly revenue expected to decrease by about 10 percent due to Hayward facility closure
• Asian operations should experience revenue growth in computing, cell phones
• Purchase accounting will raise COGS by about $4.5 million for inventory mark-up
• Forecast reflects $7.7 million in transaction costs, primarily payments to advisor